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                                                                   EXHIBIT 10.11

                               NETVANTAGE, INC.

                 1996 BONUS AND NONSTATUTORY STOCK OPTION PLAN


1.   Purpose
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     This Bonus and Nonstatutory Stock Option Plan (the "Plan") is intended to further the growth and financial success of NETVANTAGE, INC. (the "Corporation") by providing additional incentives to Executive officers and selected consultants to the Corporation or parent corporation or subsidiary corporation of the Corporation as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Revenue Code") (such parent corporations and subsidiary corporations hereinafter collectively referred to as "Affiliates"), provided such persons are California residents and meet the investor suitability standards pursuant to Section 25102(f) of the California Corporations Code ("CA Code"). Stock options granted under the Plan (hereinafter "Options") may only be "Nonstatutory Options" (i.e. not intended as Incentive Stock Options under Section 422 of the Revenue Code) as reflected in the written stock option agreements granted pursuant hereto, and are not assignable except as specifically set forth herein.

2.   Administration
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     The Plan shall be administered by the Board of Directors of the Corporation
(the "Board") provided however, that any bonuses or Options granted to executive officers hereunder shall be approved by a majority of those directors who are the "disinterested", as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3").

     Subject to the provisions of the Plan, the Board shall have authority to
(a) grant bonuses and/or Nonstatutory Options; (b) determine in good faith the fair market value of the stock covered by an Option; (c) determine which eligible persons shall be granted bonuses and/or Options; (d) determine the number of shares, exercise price, term and vesting conditions of any Options;
(e) construe and interpret the Plan; (f) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Option; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Bonus agreement or Option or amend the exercise date or dates thereof and (g) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan, any Option or any bonus agreement shall be conclusive and final. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any bonus or Option.

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3.   Eligibility
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     The persons who shall be eligible to receive bonuses and/or Options shall be executive officers of or consultants to the Corporation or any of its Affiliates ("Participants"). The term consultant shall mean any person who is engaged by the Corporation to render services and is compensated for such services. THE TOTAL NUMBER OF PERSONS TO WHOM OPTIONS MAY BE GRANTED HEREUNDER IS LIMITED TO THIRTY-FIVE PERSONS EACH OF WHOM MEETS THE REQUIREMENTS SET FORTH IN SECTION 25102(f) OF THE CA CODE AND THE SECURITIES RULES PROMULGATED THEREUNDER.

4.   Bonuses   The aggregate amount of funds available for the grant of bonuses
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under this Plan is $300,000.  Such bonuses shall be granted upon such terms and conditions as are proposed by the Chief Executive Officer and Chief Financial Officer of the Corporation and approved by the Board of Directors.

5.   Stock
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     The stock subject to Options shall be shares of the Corporation's authorized but unissued or reacquired common stock (the "Stock").

          (a) Number of Shares.  Subject to adjustment as provided in Paragraph
              ----------------
6(i) of this Plan, the total number of shares of Stock which may be purchased through exercise of Options granted under this Plan shall not exceed 105,000.
If any Option shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for the grant of Options with respect thereto under this Plan as though no Option had been granted with respect to such shares.

          (b) Reservation of Shares. The Corporation shall reserve and keep
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available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Options under the Securities Act of 1933, the Corporation is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Corporation for the lawful issuance of shares hereunder, the Corporation shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

          (c) Application of Funds.   The proceeds received by the Corporation
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from the sale of common stock pursuant to the exercise of Options will be used for general corporate purposes.

6.   Terms and Conditions of Options
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     Each Option granted hereunder shall be designated as a "Nonstatutory Stock
Option Agreement" and shall set forth the intention of the parties that it be a Nonstatutory Option. Options granted hereunder shall be evidenced by agreements between the Corporation and the respective Participants, in such form and substance as the Board shall from time to time approve. Such agreements need not be identical, and in each case may include such provisions as the Board may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

          (a) Number of Shares: Each Option shall state the number of shares to
              ----------------
which it pertains.

          (b) Option Price: Each Option shall state the Option Price, which in
              ------------
no event shall be less than 85% of the fair market value of the common stock as of the date of grant. For the purposes of this Paragraph 6(b), the fair market value shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

          (c) Medium and Time of Payment: To the extent permissible by
              --------------------------
applicable law, the Option price shall be paid, at the discretion of the Board, at either the time of grant or the time of exercise of the Option (i) in cash or by check, (ii) by delivery of other common stock of the Corporation, provided such tendered stock was not acquired directly or indirectly from the Corporation, or, if acquired from the Corporation, has been held by the Participant for more than six (6) months, (iii) by the Participant's promissory note in a form satisfactory to the Corporation and bearing interest at a rate determined by the Board, in its sole discretion, but in no event less than 6% per annum, or (iv) such other form of legal consideration permitted by the California Corporations Code as may be acceptable to the Board.

          (d) Term and Exercise of Options:  Any Option granted hereunder shall
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become exercisable at such times or upon the occurrences of such events as are determined by the Board; provided that no Option shall be exercisable after the expiration of six (6) years from the date it is granted. Unless otherwise specified by the Board in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board authorizes the granting of such Option.

          Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective option agreements may provide. During the lifetime of a Participant, the Option shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the option agreement, whether or not other installments are then exercisable.

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          (e) Termination of Status as Employee or Consultant: If Participant's
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status as an Executive officer or consultant shall terminate for any reason other than Participant's disability or death, then the Participant (or if the Participant shall die after such termination, but prior to exercise, Participant's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Participant's Options which were exercisable as of the date of such termination, in whole or in part, at any time during the remaining term of the Option, or such shorter period as determined by the Board and set forth in the Option agreement; provided that, absent a termination "for cause" as contemplated by the California Labor Code, such period shall not be shorter than (i) ninety (90) days or (ii) the remaining term of the Option, whichever is lesser. The Option may not be exercised with respect to installments that the Participant could not have exercised at the date of termination. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Corporation to terminate or otherwise discharge Participant with or without cause.

          (f) Nontransferability of Option: No Option shall be transferable by
              ----------------------------
the Participant, except by will or by the laws of descent and distribution.

          (g) Recapitalization: Subject to any required action of stockholders,
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the number of shares of common stock covered by each outstanding Option, and the price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Corporation.

          Subject to any required action of stockholders, if the Corporation shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of common stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation. In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Participant an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving entity, as applicable, which on an equitable basis shall provide the Participant with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Participant, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for

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termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the vesting provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Participants not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

          In the event of a change in the common stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the common stock within the meaning of this Plan.

          To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Paragraph 6(g), the Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of common stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any Reorganization or any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class.

          The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

          (h) Rights as a Stockholder: A Participant shall have no rights as a
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stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate to Participant for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Paragraph 6(g) hereof.

          (i) Modification, Acceleration, Extension, and Renewal of Options:
              -------------------------------------------------------------
Subject to the terms and conditions and within the limitations of the Plan and of the Revenue Code the Board may modify an Option, or once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, subject to any limitations as may be applicable under Section 424 of the Revenue Code and
Section 260.140.41 of the Corporate

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Securities Rules of the California Corporations Commissioner. Notwithstanding
the provisions of this Paragraph 6(i), however, no modification of an Option shall, without the consent of the Participant, alter to the Participant's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

          (j) Investment Intent: Unless and until the issuance and sale of the
              -----------------
shares subject to the Plan are registered under the Securities Act of 1933, as amended (the "Act"), each Option under the Plan shall provide that the purchases of stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the stock have been registered under the Act, each Option shall provide that no shares shall be purchased upon the exercise of such Option unless and until (i) any then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Corporation and its counsel, and (ii) if requested to do so by the Corporation, the person exercising the Option shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Corporation a letter of investment intent, all in such form and substance as the Corporation may require. If shares are issued upon exercise of an Option without registration under the Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such Options.

          (k) Exercise Before Exercise Date: At the discretion of the Board, the
              -----------------------------
Option may, but need not, include a provision whereby the Participant may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Corporation upon termination of Participant's employment as contemplated by Paragraph 6(e) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board may deem advisable.

          (l) No Obligation to Exercise Option:  The granting of an Option shall
              --------------------------------
impose no obligation upon the Participant to exercise such Option.

          (m) Other Provisions: The Option agreements authorized under this Plan
              ----------------
shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Corporation, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Revenue Code, the Act, the Securities Exchange Act of 1934, the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Corporation are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be

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subject to the condition that if at any time the Corporation shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or
(ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or
(iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Corporation.

7.   Effectiveness of Plan; Expiration
     ---------------------------------

     This Plan shall be deemed effective as of September 19, 1996 and shall expire on August 31, 2001 but such expiration shall not affect the validity of outstanding Options.

8.   Amendment and Termination of the Plan
     -------------------------------------

     The Board may, insofar as permitted by law, from time to time, with respect to any funds not reserved for outstanding bonus grants or any shares at the time not subject to Options, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, no such action shall alter or impair the rights and obligations under any bonus agreement or Option then outstanding as of the date thereof without the written consent of the Participant thereunder. No bonus nor Option may be granted while the Plan is suspended or after it is terminated, but the rights and obligations under any bonus agreement or Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

9.   Indemnification of Board
     ------------------------

     In addition to such other rights or indemnifications as they may have as executive officers or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any bonus or Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Corporation, in writing, the opportunity, at its own expense, to handle and defend the same.

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10.  Notices
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     All notices, requests, demands, and other communications pursuant to this
Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day following the mailing thereof to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid.

11.  Availability of Information
     ---------------------------

     During the term of the Plan and any additional period during which a bonus agreement or Option granted pursuant to the Plan shall be exercisable, the Corporation shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Corporation as is required by the bylaws of the Corporation and applicable law to be furnished in an annual report to the stockholders of the Corporation.